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                                                                  EXHIBIT 10.24


                         KING WORLD F.S.C. CORPORATION
                              830 Morris Turnpike
                          Short Hills, New Jersey 07078


                                        Dated as of July 11, 1995


Unilever NV
c/o Mr. Pierre-Marie Guiollot
President - Director General
E.C. Television Paris
115 rue de Bac
75007 Paris
France


Dear Pierre:

        Reference is made to the agreement between Unilever NV ("Unilever"), through its then agent Lintas International Limited ("Lintas"), and King World F.S.C. Corporation ("KW"), through its then agent Buena Vista International, Inc. ("BVI"), dated June 2, 1988, as amended as of June 13, 1989, as of September 19, 1991 and as of June 13, 1994 (the "Original Agreement"). Unless otherwise specified herein, all defined terms herein shall have the meanings set forth in the Original Agreement. All Dollar amounts shall mean United States Dollars. The amendments to the Original Agreement hereunder shall become effective on the commencement of the Second Extended Renewal Period (as defined in Paragraph A below). Unilever and KW agree to amend the Original Agreement as follows:

        A. The License Term shall be extended for the period January 1, 1996 through December 31, 1996 (the "Second Extended Renewal Period").

        B. The guaranteed minimum license fee during the Second Extended Renewal Period shall be equal to *********************************************
******************************************************************************


    .

        C. With respect to telecasts of Wheel in France, the royalty payable to KW by Unilever for each telecast of each episode of Wheel during the Second Extended Renewal Period shall be *********************************************
                                              .


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        D.  With respect to telecasts of Wheel in Spain, the royalty payable to
KW by Unilever shall be an amount equal to ************************************


        E. With respect to telecasts of Wheel in Italy, the royalty payable to KW by Unilever shall be an amount equal to ************************************


        F. (a) With respect to telecasts of Jeopardy in Germany, Austria, Lichtenstein and Alto Adige, as well as German-speaking Luxembourg and German-speaking Switzerland (collectively, the "German Speaking Territories"), the royalty payable to KW by Unilever for each telecast of each episode of Jeopardy during the Second Extended Renewal Period (the "German Royalty") shall be **********************************************************************


             (b) The German Royalty shall not be subject to any other increases, adjustments or premiums; provided, however, that in the event that Unilever's licensee receives any advertising from Jeopardy telecasts in any of the German Speaking Territories (other than Germany), then, in addition to the applicable German Royalty, Unilever shall pay an additional royalty to KW calculated as follows: ******************************************************


        G. Except with respect to telecasts of Wheel in France (the royalties for which are set forth in Paragraph C above), telecasts of Wheel in Spain (the royalties for which are set forth in Paragraph D above), telecasts of Wheel in Italy (the royalties for which are set forth in Paragraph E above), and telecasts of Jeopardy in the German Speaking Territories (the royalties for which are set forth in Paragraph F above), with respect to all countries within Territory A, the Royalty Rate for each such country during the Second Extended Renewal Period shall be ******************************************************



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*******************************************************************************
*******************************************************************************

        H. Unilever shall consult with KW on a meaningful basis on any and all sales presentations made by Unilever, and KW shall be informed by Unilever of any and all discussions regarding the launch or license renewal of either Series. Without limitation of the foregoing, in the event that Unilever licenses either Series in any country in the Territory to a new telecaster-licensee for a new production, or that the production entity of any existing production of either Series is proposed to be changed, then, Unilever shall cause KW to be afforded a right of first negotiation to produce or co-produce such production. In the event that KW does not itself produce or co-produce such production, KW shall have the right to approve the production entity for such production, which approval shall not be unreasonably withheld or delayed (any failure by KW to respond within 10 business days to a request by Unilever for such approval to be deemed approval of such request by KW).

        Except as modified hereunder, the Original Agreement shall remain in full force and effect.

                                Very truly yours,


                                KING WORLD F.S.C. CORPORATION


                                By: /s/ Jonathan Birkhahn
                                    --------------------------------


ACCEPTED AND AGREED TO:

UNILEVER NV

By: E.C. TELEVISION INC.


        By: /s/ Pierre-Marie Guiollot
            ------------------------------


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                                   SCHEDULE A

                         WHEEL OF FORTUNE and JEOPARDY!
                  License Fee Schedule For Calendar Year 1996
            (Royalty Payment In US Dollars Per Episode Per Telecast)



Territories                        WHEEL                   JEOPARDY


Belgium                            *****                      ***
Denmark                            *****                      ***
Finland                            *****                      ***
France                             *****                      ***
German-Speaking Territories        *****                      ***
Greece                             *****                      ***
Italy                              *****                      ***
Netherlands                        *****                      ***
Portugal                           *****                      ***
Spain                              *****                      ***
Sweden & Norway                    *****                      ***
United Kingdom                     *****                      ***


TBD Territories

Andorra
Iceland
Ireland
Luxembourg
Malta
Monaco